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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-6 Indenture dated as of June 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-6)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

       CALIFORNIA                  333-113187-01               33-0705301
       ----------                  -------------               ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                        92660
-------------------------                                        -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1  Statement of  Eligibility  of Wells Fargo Bank,  N.A. on
                  Form  T-1  under  the  Trust   Indenture  Act  of  1939  of  a
                  corporation designated to act as Trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     IMH ASSETS CORP.

                                                     By: /s/ Richard J. Johnson
                                                        ------------------------
                                                     Name:   Richard J. Johnson
                                                     Title: EVP/CFO

Dated: June 25, 2004

                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

25.1 Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.